Fees Summary	Nov. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,050,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	145,005.00
Total Offset Amount	0.00
Net Fee	$ 145,005.00
Final Prospectus	false